FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 11, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.



(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

        Minnesota                      0-5151                42-0442319

         Registrant's telephone number, including area code 563-556-7730


     Item 5. Other Events

     On December 11, 2003, Flexsteel Industries, Inc. announces Mary C. Bottie Joins Flexsteel Board. See the Press Release attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Flexsteel Industries, Inc.
                                                     ---------------------------
                                                            (Registrant)



Date:    December 11, 2003                           By:  /s/  R. J. Klosterman
                                                     ---------------------------
                                                     R. J. Klosterman
                                                     Financial Vice President &
                                                     Principal Financial Officer